CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

(each individually, a “Fund,” and collectively, the “Funds”)

Supplement dated June 1, 2023 to

the Funds’ Prospectus and Statement of Additional Information
dated October 28, 2022, as supplemented April 13, 2023

The following information supplements the Funds’ Prospectus and Statement of Additional Information:

Effective June 1, 2023, the address listed for Cramer Rosenthal McGlynn, LLC, the investment adviser to the Funds, has changed to 300 First Stamford Place, Suite 440, Stamford, Connecticut 06902. The address for processing orders and redemptions for the Funds has not changed and remains CRM Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154-9150.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE